Principal Life Insurance Company Separate Account B

Supplement dated May 17, 2021
to the Statutory Prospectus and Updating Summary Prospectuses dated May 1, 2021 for:

Principal® Flexible Variable Annuity
Principal® Investment Plus Variable Annuity (for applications signed on or after August 1, 2013)
Principal® Investment Plus Variable Annuity (for applications signed before August 1, 2013)

Principal® Pivot Series Variable Annuity and to the Initial Summary Prospectus dated May 1, 2021 for Principal® Pivot Series Variable Annuity

This supplement updates information contained in the Statutory Prospectus for the variable annuity contracts referenced above. Please retain this supplement for future reference.

In accordance with applicable law, on or about July 23, 2021, the Company intends to move all assets in the separate account division which invests in the Lincoln Delaware VIP Limited Term Diversified Income Fund – Service Class (the “Existing Fund”) into the division which invests in the Columbia VP Limited Duration Credit Fund – Class 2 (the “Replacement Fund”).

The Replacement Fund is an existing underlying investment option under your policy, and its prospectus is being mailed to you with this supplement.

No action is required on your part at this time, nor will you need to take any action prior to the substitution. The Company will bear all expenses related to the substitution, and there will be no tax consequences for you. Affected contract owners will be permitted to make at least one transfer from the Division that invests in the Existing Fund (beginning at least 30 days before the substitution date) or the Division that invests in the Replacement Fund (through at least 30 days after the substitution date) to another available investment option under the contract without charge.

On or about July 23, 2021, remove the Replacement Fund from the list of underlying funds under “Appendix – Underlying Funds Available Under the Policy” in each statutory prospectus and updating summary prospectus, and for Principal Pivot Series Variable Annuity, in the initial summary prospectus.